INVESTORS FUND SERIES

                           Kemper Blue Chip Portfolio
                       Kemper Contrarian Value Portfolio
                       Kemper Global Blue Chip Portfolio
                         Kemper Global Income Portfolio
                     Kemper Government Securities Portfolio
                            Kemper Growth Portfolio
                          Kemper High Yield Portfolio
                          Kemper Horizon 10+ Portfolio
                          Kemper Horizon 20+ Portfolio
                           Kemper Horizon 5 Portfolio
                         Kemper International Portfolio
                Kemper International Growth and Income Portfolio
                       Kemper Investment Grade Portfolio
                         Kemper Money Market Portfolio
                       Kemper Small Cap Growth Portfolio
                        Kemper Small Cap Value Portfolio
                         Kemper Total Return Portfolio
                         Kemper Value+Growth Portfolio
                   Kemper-Dreman Financial Services Portfolio
                   Kemper-Dreman High Return Equity Portfolio


The following supplements the currently effective Prospectus of each of the listed funds:

On December 22, 1997, Zurich Insurance Company ("Zurich") entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T will be combined with Zurich's businesses (including Zurich's 70% interest in Scudder Kemper Investments, Inc. ("Scudder Kemper")) to form a new global insurance and financial services company known as Zurich Financial Services. After the transaction is completed, by way of a dual holding company structure, current Zurich shareholders will own approximately 57% of the new organization, with the balance owned by B.A.T's current shareholders.

The transaction is expected to close in the third quarter of 1998. Upon consummation of the transaction, each Fund's investment management agreement with Scudder Kemper will be deemed to have been assigned and, therefore, will terminate. The Board has approved new investment management agreements with Scudder Kemper, which are substantially identical to the current investment management agreements, except for the dates of execution and termination. Each new investment management agreement is to become effective upon the termination of the current investment management agreement. The Board will seek shareholder approval of the new investment management agreements through a proxy solicitation that is currently scheduled to conclude in mid-December.

September 1, 1998
IFS-1J